EXHIBIT 32.2

CERTIFICATION OF
CHIEF EXECUTIVE OFFICER
UNDER SECTION 906 OF THE
SARBANES OXLEY ACT OF 2002, 18 U.S.C. § 1350

In connection with the quarterly report of Lithium Americas Corp. (the "Company") on Form 10-Q for the period ending March 31, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Luke Colton, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that his knowledge:

1.
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	May 14, 2026	By:	/s/ Luke Colton
Luke Colton
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)
Lithium Americas Corp.